                                                                Exhibit 10.2

                                                           EXECUTION VERSION


                            SETTLEMENT AGREEMENT
                            --------------------

         THIS SETTLEMENT AGREEMENT (the "Agreement") dated as of August 30,
                                         ---------
2006 (the "Effective Date") by and among Angelica Corporation, a Missouri
           --------------
corporation (the "Company"), Pirate Capital LLC, a Delaware limited
                  -------
liability company ("Pirate Capital"), Jolly Roger Fund LP, a Delaware
                    --------------
limited partnership ("Jolly Roger"), Jolly Roger Offshore Fund LTD, a
                      -----------
British Virgin Islands international business company ("Jolly Roger
                                                        -----------
Offshore" and, together with Pirate Capital and Jolly Roger, "Pirate").
--------                                                      ------

                            W I T N E S S E T H:

         A. The Company has outstanding approximately 9,431,341 shares of Common Stock (as defined below).

         B. On February 6, 2006, Steel Partners II, L.P. ("Steel") filed a
                                                           -----
twelfth amendment to Schedule 13D previously filed by Steel with respect to the Company indicating that it planned to (i) seek representation on the Company's Board of Directors (the "Board of Directors") by nominating a
                                   ------------------
slate of two candidates, specifically James Henderson and John Quicke, for election as directors at the 2006 annual meeting of the Company's shareholders (the "2006 Annual Meeting") and (ii) seek certain amendments to
                   -------------------
the Company's Articles (as defined below).

         C. On April 4, 2006, Pirate filed a fifth amendment to Schedule 13D previously filed by Pirate with respect to the Company recommending that the Company adopt Steel's corporate governance proposals.

         D. The Company and Pirate (each a "Party") desire to enter into
                                            -----
this Agreement, which provides for certain limitations on Pirate and its Affiliates and Associates.

         NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Party, intending to be legally bound, hereby agrees as follows:

                                   ARTICLE I
                        DEFINITIONS AND CONSTRUCTION
                        ----------------------------

         Section 1.1 Certain Definitions. As used in this Agreement, the
                     -------------------
following terms will have the meanings specified below:

         "Affiliate" has the meaning set forth in Rule 12b-2 of the General
          ---------
Rules and Regulations under the Exchange Act.

         "Applicable Law" means all applicable provisions of all (a)
          --------------
constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

         "Articles" means the Articles of Incorporation of the Company, as
          --------
amended, restated or supplemented from time to time.

         "Associate" has the meaning ascribed to such term in Rule 12b-2 of
          ---------
the General Rules and Regulations of the Exchange Act.

         "Beneficial Owner" A Person will be deemed the "Beneficial Owner"
          ----------------
of, and will be deemed to "Beneficially Own," any securities:

                  (a) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 and Rule 13d-5(b) of the General Rules and Regulations of the Exchange Act as in effect on the date hereof);

                  (b) which such Person or any of such Person's Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than Rights issued pursuant to the Rights Plan), warrants or options, or otherwise, provided, however, that a Person will not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment or exchange; or (ii) the right to vote pursuant to any agreement, arrangement or understanding, provided, however, that a Person will not be deemed the "Beneficial Owner" of any security under this clause (ii) if the agreement, arrangement or understanding to vote such securities (A) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (B) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

                  (c) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (ii) of subparagraph (b) above) or disposing of any securities of the Company.

         "Business Day" means a day other than a Saturday, a Sunday, a day
          ------------
on which banking institutions in the States of New York or Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

         "Class I Director" means a member of the class of the Board of
          ----------------
Directors, the term of which expires at the 2006 Annual Meeting. For avoidance of doubt, the term for each Class I Director elected at the 2006 Annual Meeting will be three years.

         "Class II Director" means a member of the class of the Board of
          -----------------
Directors, the term of which expires at the 2007 annual meeting of the Company's shareholders.

                                     2

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

         "Class III Director" means a member of the class of the Board of
          ------------------
Directors, the term of which expires at the 2008 annual meeting of the Company's shareholders.

         "Common Stock" means the common stock of the Company.
          ------------

         "Disinterested Directors" means those members of the Board of
          -----------------------
Directors that (a) are Incumbent Directors and (b) are not "interested directors" within the meaning of Applicable Law.

         "Exchange Act" means the Securities Exchange Act of 1934, as
          ------------
amended, and the rules and regulations thereunder.

         "Governmental Authority" means any federal, state, local or
          ----------------------
political subdivision, governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolution panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

         "Group" means any group within the meaning of Section 13(d)(3) of
          -----
the Exchange Act, and Rule 13d-5(b) thereunder, in each case as in effect on the date hereof.

         "Incumbent Directors" means those individuals who, as of the date
          -------------------
hereof, constitute the Board of Directors; provided, however, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Incumbent Directors then serving on the Board of Directors will be considered as though such individual were an Incumbent Director, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors. For avoidance of doubt, the representatives of Steel will not be Incumbent Directors.

         "Person" means an individual, a partnership, an association, a
          ------
joint venture, a corporation, a limited liability company, a business, a trust, any entity organized under Applicable Law, an unincorporated organization or any Governmental Authority.

         "SEC" means the Securities and Exchange Commission.
          ---

         "Vote" means, as to any entity, the ability to cast a vote at a
          ----
shareholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body.

         "Voting Power" means the aggregate number of Votes of the Company
          ------------
outstanding as at such date.

         "Voting Securities" means the Common Stock and any other securities
          -----------------
of the Company having the right to Vote.

         Section 1.2 Interpretation and Construction of this Agreement. The
                     -------------------------------------------------
definitions in Section 1.1 will apply equally to both the singular and
               -----------
plural forms of the terms defined. Whenever the context may require, any pronoun will include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" will be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Schedules will be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context will otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context will otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                                  ARTICLE II
                        REPRESENTATION AND WARRANTIES
                        -----------------------------

         Section 2.1 Representations and Warranties by Pirate. Pirate
                     ----------------------------------------
Capital, Jolly Roger and Jolly Roger Offshore hereby represent and warrant to the Company as follows:

         (a) Each of them has all requisite power and authority to execute, deliver and perform their respective obligations under this Agreement. The execution, delivery and performance of this Agreement by each of them and the consummation of the transactions contemplated hereby have been duly authorized by all requisite action on the part of each of them.

         (b) This Agreement has been duly executed and delivered by each of them and constitutes a legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or other similar laws affecting creditors rights generally or by general principles of equity.

         (c) No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit any of them to perform its respective obligations under this Agreement, except for such as have been obtained.

         (d) The shares of Common Stock set forth on Schedule 2.1(d)
                                                     ---------------
attached hereto represent all of the shares of Voting Securities of the Company, if any, which are Beneficially Owned by any or all of them on the date hereof. Such shares are owned free and clear of any charge, claim, equitable interest, lien, option, pledge, security interest, right of first refusal, encumbrance or similar restriction. None of them has the right to vote shares of Voting Securities of the Company other than those set forth on Schedule 2.1(d), and none of them has granted any other Person the right
   ---------------
to vote such shares, except that Jolly Roger and Jolly Roger Offshore have granted Pirate Capital the right to vote their shares of Common Stock.

         Section 2.2 Representations and Warranties by the Company. The
                     ---------------------------------------------
Company represents and warrants to Pirate as follows:

                                     4

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

         (a) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Company.

         (b) This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors rights generally or by general principles of equity.

         (c) No governmental consent, approval, authorization, license or clearance, or filing or registration with any governmental or regulatory authority, is required in order to permit the Company to perform its obligations under this Agreement, except for such as have been obtained.

                                 ARTICLE III
                       COVENANTS AND OTHER LIMITATIONS
                       -------------------------------

         Section 3.1 Covenants. Pirate will not submit any proposals or
                     ---------
Board of Director nominations for consideration at the 2006 Annual Meeting. Within two (2) Business Days of the date of this Agreement, Pirate will file, or cause to be filed on its behalf, with the SEC an amendment to its
Schedule 13D with respect to the Company disclosing the material contents of this Agreement.

         In addition to the foregoing, Pirate agrees that it will not, and it will cause each of its Affiliates and Associates not to, directly or indirectly, alone or in concert with others, take any of the actions set forth below:

         (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist, encourage or seek to persuade, any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

                  (i) any tender offer or exchange offer; provided, however, that this clause (i) will be inoperative to the extent a third party which is not an Affiliate or Associate of Pirate commences a hostile tender offer or exchange offer with respect to the Company's securities;

                  (ii) any merger, consolidation, share exchange, business combination, sale of assets, recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with or involving the Company or any material portion of its business or substantial part of the assets of the Company; provided, however, that if the Company conducts a sale process, Pirate will have the opportunity to participate in such process under the same procedures and guidelines established for the other participants in the process; or

                  (iii) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the Company or any action resulting in such Person becoming a


                                     5

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

         "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to the Company, except that Pirate may make recommendations to shareholders relating to and/or solicit revocable proxies or written consents for the approval of any proposal (other than election of directors) submitted by any other shareholder of the Company which is not an Affiliate or Associate of Pirate or a member of any Group of which either Pirate or its Affiliates or Associates is a member;

         (b) propose any matter for submission to a vote of shareholders of the Company;

         (c) form, join or participate with any Person in a Group with respect to any Voting Securities;

         (d) grant any proxy with respect to any Voting Securities to any Person not designated by the Company;

         (e) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement, agreement or understanding with respect to the Voting of such Voting Securities or other agreement having similar effect;

         (f) execute any written shareholder consent with respect to the Company, except as specifically contemplated in Section 3.1(a)(iii);
                                                -------------------

         (g) take any other action to seek to affect the control of the management or Board of Directors of the Company; or

         (h) call or seek to have called any meeting of the shareholders of the Company;

         (i) unless such amendment, waiver or termination is approved by a majority of the Disinterested Directors, request the Company or the Board of Directors, directly or indirectly, to amend, waive or terminate any provision of this Agreement; provided, however, that a request for a waiver or amendment is permitted to be made by Pirate on a confidential basis to the Board of Directors and no disclosure regarding such request or the subject matter thereof will be made by Pirate or any of its Affiliates or Associates to any third party; or

         (j) enter into any discussions, negotiations, arrangements or understandings with any Person other than the Company with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

         Section 3.2 Voting of the Company's Voting Securities. Pirate and
                     -----------------------------------------
its Affiliates and Associates will vote their shares of Common Stock for the election of Stephen M. O'Hara and Ronald J. Kruszewski as Class I Directors at the 2006 Annual Meeting.

         Section 3.3 Declassification and Reorganization of the Board of
                     ---------------------------------------------------
Directors. The Company has shifted two of the members of the Classes of the
---------
Board of Directors in connection with this Agreement such that the members of the Classes of the Board of Directors immediately following the execution of this Agreement will be as follows:

                                     6

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                  Class I Directors:        Stephen M. O'Hara
                                            Ronald J. Kruszewski

                  Class II Directors:       John Quicke
                                            Ronald N. Riner
                                            Don W. Hubble

                  Class III Directors:      James Henderson
                                            Charles W. Mueller
                                            Kelvin R. Westbrook

         The Company hereby represents that the members of the Board of Directors who are switching classes have consented to such switch and the Board of Directors has approved such switch.

         Section 3.4 Covenant Not to Sue. The Company will not initiate
                     -------------------
litigation against Pirate or its Affiliates or Associates for any events or activities based on conduct occurring prior to the Effective Date. If the Company initiates litigation against Pirate or its Affiliates or Associates for any activities or events occurring after the Effective Date, the Company will not utilize any events or activities occurring prior to the Effective Date as evidence in support of its claim. Pirate will not initiate litigation against the Company or its directors, officers, employees or agents with respect to any events or activities occurring prior to the Effective Date. If Pirate initiates litigation against the Company or its directors, officers, employees or agents for any activities or events occurring after the Effective Date, Pirate will not utilize any events or activities occurring before the Effective Date as evidence in support of its claim. This Section 3.4 will survive indefinitely the termination of this
            -----------
Agreement.

         Section 3.5 Press Releases, Etc.
                     --------------------

         (a) Each Party (including, for purposes of this Section 3.5,
                                                         -----------
Pirate's Affiliates and Associates) may issue press releases and make other public filings and communications to the financial community and to its investors in the ordinary course relating to the matters covered by this Agreement; provided, however, that prior to making any such press release or public filings or communications, each Party will provide the other Party a reasonable opportunity to review and comment on any such press release or public filings or communications.

         (b) Neither the Company, Pirate or Pirate's Affiliates or Associates, nor any of their respective partners, members, directors, officers, employees or agents, will publicly disparage any other Party to this Agreement nor any of their respective partners, members, directors, officers, employees or agents.

         Section 3.6 No Public Information. In connection with discussions
                     ---------------------
between Pirate and their representatives and the Company and its representatives, the Company or its representatives may disclose to Pirate or its representatives information which is confidential to the Company. To protect the confidentiality of such information, and as a condition to the furnishing of such information, Pirate agrees, as set forth below, to treat confidentially all such information furnished to or otherwise received by Pirate or its representatives from the Company or on its behalf (herein collectively referred to as the "Confidential Information"). For purposes of this


                                     7

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

Agreement, the phrase "Confidential Information" will not include information which (a) becomes lawfully available to the public other than as a result of a disclosure by Pirate or its representatives, (b) was lawfully available to Pirate on a nonconfidential basis prior to its disclosure to the Company or its representatives by the Company or on its behalf or (c) lawfully becomes available to Pirate on a nonconfidential basis from a source other than the Company or the Company's representatives or agents, provided that such source is not bound by a confidentiality agreement with the Company of which Pirate has been made aware. The Company has no obligation to furnish Confidential Information to Pirate or its representatives by virtue of this Agreement. The Confidential Information will not be disclosed by Pirate or its representatives except to the extent the Company has given its prior written consent. This Section 3.6 will
                                                      -----------
survive the termination of this Agreement for two (2) years.

         Section 3.7 Quorum. Pirate will use reasonable efforts to ensure
                     ------
that it will be present, and will use reasonable efforts to cause its Affiliates and Associates owning Voting Securities to be present, in each case, in person or by proxy, at all meetings of shareholders of the Company so that all Voting Securities Beneficially Owned by Pirate and its Affiliates and Associates will be counted for purposes of determining the presence of a quorum at such meeting.

                                  ARTICLE IV
                            TERM AND TERMINATION
                            --------------------

         Section 4.1 Termination. Except with respect to Sections 3.4 and
                     -----------                         ------------
3.6, the provisions of this Agreement will terminate at the conclusion of
---
the 2006 Annual Meeting. The provisions of this Agreement may also be terminated by the non-breaching Party in the event of a material breach by any Party of any of the terms of this Agreement. Furthermore, the provisions of this Agreement will terminate in the event the settlement agreement with Steel, of even date herewith, is terminated or amended. Any termination of this Agreement as provided herein will be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.

                                  ARTICLE V
                                MISCELLANEOUS
                                -------------

         Section 5.1 Notices. All notices, requests and other communications
                     -------
to any Party hereunder will be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and will be given to such Party at its address or facsimile number set forth in this Section 5.1
                                                                -----------
or at such other address or facsimile number as such Party may hereafter specify in writing. Each such notice, request or other communication will be effective (a) if given by facsimile, when transmitted to the facsimile number specified in this Section 5.1 and confirmation of receipt is received
                         -----------
by the sender, (b) if given by mail, upon the earlier of actual receipt or three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, properly addressed and with proper postage prepaid, (c) one (1) Business Day after deposit with an internationally reputable overnight courier properly addressed and with all charges prepaid or (d) when received, if by any other means.

                                     8

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         The Company:              Angelica Corporation
                                   424 South Woods Mill Road
                                   Chesterfield, Missouri 63017
                                   Attn: Steven L. Frey, Esq.
                                   Telecopy No.: (800) 235-8410

         with a copy to:           Stinson Morrison Hecker, LLP
                                   1201 Walnut, Suite 2800
                                   Kansas City, Missouri 64106
                                   Attn: John A. Granda, Esq.
                                   Telecopy No.: (816) 691-3495

         Pirate:                   Pirate Capital LLC
                                   200 Connecticut Avenue
                                   4th Floor
                                   Norwalk, Connecticut 06854
                                   Attn:  Mr. Thomas R. Hudson, Jr.
                                   Telecopy No.: (203) 854-5841

         with a copy to:           Schulte Roth & Zabel LLP
                                   919 Third Avenue
                                   New York, New York 10022
                                   Attn: Marc Weingarten

The Parties will promptly notify each other in the manner provided in this
Section 5.1 of any change in their respective addresses. A notice of change
-----------
of address will not be deemed to have been given until received by the addressee. Communications by telecopier also will be sent concurrently by mail, but will in any event be effective as stated above.

         Section 5.2 Expenses. Each Party will pay its own expenses,
                     --------
including the expenses of its own counsel and other advisors, in connection with the negotiation and preparation of this Agreement.

         Section 5.3 Assignment. No Party will assign this Agreement or any
                     ----------
rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each of the other Parties.

         Section 5.4 Entire Agreement. This Agreement, including the
                     ----------------
Schedule and Exhibit attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

         Section 5.5 Waiver, Amendment, etc. This Agreement may not be
                     -----------------------
amended or supplemented, and no waivers of or consents to departures from the provisions hereof will be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment


                                     9

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

or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

         Section 5.6 Binding Agreement; No Third Party Beneficiaries. This
                     -----------------------------------------------
Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

         Section 5.7 Governing Law; Exclusive Jurisdiction; Service of
                     -------------------------------------------------
Process. This Agreement will be governed by and construed in accordance with
-------
the internal laws of the state of Missouri, without regard to conflicts of laws principles.

         Section 5.8 Severability. The invalidity or unenforceability of any
                     ------------
provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it will be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

         Section 5.9 Counterparts. This Agreement may be executed in one or
                     ------------
more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

         Section 5.10 Remedies. Each of the Parties acknowledges and agrees
                      --------
that each Party would suffer irreparable damage in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached and that such damage may not be compensable in money damages. It is accordingly agreed that, in the event of a breach, violation or threatened breach or violation of the terms this Agreement by any of the Parties, each of the other Parties will be entitled to specific enforcement of, and injunctive relief to prevent any breach, violation or further breach or violation of, the terms hereof, in addition to any other remedy or relief available at law or in equity. In the event an action seeking injunctive relief hereunder, no Party will be required to post bond.

                          [signature page follows]



                                     10

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


         IN WITNESS WHEREOF, the Company and Pirate have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                               ANGELICA CORPORATION


                               By: /s/ Steven L. Frey
                                   -------------------------------------------
                                   Name: Steven L. Frey
                                   Title: Vice President and General Counsel


                               PIRATE CAPITAL LLC


                               By: /s/ Thomas R. Hudson
                                   -------------------------------------------
                                   Name:  Thomas R. Hudson, Jr.
                                   Title:  Managing Member


                               JOLLY ROGER FUND L.P.
                               By:  Pirate Capital LLC, its General Partner

                               By: /s/ Thomas R. Hudson
                                   -------------------------------------------
                                   Name:  Thomas R. Hudson, Jr.
                                   Title:  Managing Member



                               JOLLY ROGER OFFSHORE FUND LTD.
                               By:  Pirate Capital LLC, its Investment Manager

                               By: /s/ Thomas R. Hudson
                                   -------------------------------------------
                                     Name:  Thomas R. Hudson, Jr.
                                     Title:  Managing Member


                                     11

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                               SCHEDULE 2.1(D)
                               ---------------

Jolly Roger Fund LP                                    148,190 shares

Jolly Roger Fund Offshore Fund Ltd.                  1,061,057 shares
                                                     ---------
                                    Total            1,209,247 shares*


* As the investment manager of Jolly Roger Fund LP and Jolly Roger Offshore Fund Ltd., Pirate Capital LLC is deemed to be the Beneficial Owner of such 1,209,247 shares of Common Stock.

                                     12